July 22, 1999





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:  Prudential Government Securities Trust
     File No.:  811-3264


Gentleman:

Enclosed please find the Annual Report on Form N-SAR for the above-referenced Fund for the six-month period ended May 30, 1999. The enclosed is being filed electronically via the EDGAR System.


Very truly yours,


	/s/ Deborah A. Docs
Deborah A. Docs
Secretary



DAD
Enclosures